SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event) February 25, 1999


                            Marvel Enterprises, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                        1-13638                        13-3711775
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(State or Other              (Commission                    (I.R.S. Employer
Jurisdiction of               File Number)                    Identification
incorporation)                                                          No.)





                   685 Third Avenue, New York, New York          10017
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               (Address of Principal Executive Offices)         (Zip Code)


                                 (212) 588-5100
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 5.  Other Events.

On February 25, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the completion of its previously announced offering of $250 million of 12% Senior Notes due 2009. A portion of the proceeds from the offering will be used to repay the remaining $185 million of the short-term bridge loan indebtedness incurred by the Registrant in October 1998 to finance its acquisition of Marvel Entertainment Group, Inc. The proceeds will also be used for working capital and general corporate purposes.

ITEM 7.  Financial Statements and Exhibits.

(c)      Financial Statements and Exhibits.

99.1     Press release of the Registrant, dated February 25, 1999.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MARVEL ENTERPRISES, INC.
                                            (Registrant)


Date:  February 25, 1999
                                           By:  /s/ WILLIAM H. HARDIE, III
                                                --------------------------------
                                                Name:  William H. Hardie, III
                                                Title: Executive Vice President,
                                                       Business Affairs

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